ACI Worldwide to Acquire Official Payments September 23, 2013 Exhibit 99.3

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
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This communication contains forward-looking statements based on current expectations that involve a number of risks and uncertainties.  All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements about the planned completion of the tender offer and the merger, estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory results or practices, customer patterns or practices and other such estimates and results.  No forward-looking statement can be guaranteed and actual results may differ materially from those that ACI Worldwide and Official Payments project.  Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statement, many of which are outside of the control of management.  These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; (2) successful completion of the proposed transaction on a timely basis; (3) the impact of regulatory reviews on the proposed transaction; (4) the outcome of any legal proceedings that may be instituted against one or both of ACI Worldwide and Official Payments and others following the announcement of the definitive transaction agreement; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (6) other factors described in ACI Worldwide's and Official Payments' filings with the SEC, including their respective reports on Forms 10-K, 10-Q and 8-K.  Except to the extent required by applicable law, neither ACI Worldwide nor Official Payments undertakes any obligation to revise or update any forward-
looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.
Important Information
This communication is neither an offer to purchase nor a solicitation of an offer to sell securities.  The tender offer for the outstanding shares of Official Payments common stock described in this communication has not commenced.  On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission ("SEC").  The offer to purchase shares of Official Payments common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE
TENDER OFFER STATEMENT AND OFFICIAL PAYMENTS’ SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9
REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.
The tender offer statement on Schedule TO will be filed with the SEC by ACI Worldwide and OLYMPIC Acquisition Corp., a wholly owned subsidiary of ACI Worldwide formed for the purpose of making the offer to purchase, and the solicitation/recommendation statement will be filed with the SEC by Official Payments on Schedule 14D-9.  Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Innisfree M&A Incorporated at (888) 750-5834 (toll free).

Proposed Acquisition of Official Payments – Transaction Details
Consideration
Purchase Price
Key Conditions
Structure &
Expected Closing
Valuation
3
1) FY 9/30/2013E Adj. EBITDA represents Street consensus / management guidance for Official Payments
•
$8.35 per Official Payments share
•
Implied EV / FY 2013E Adj. EBITDA (before synergies): 13.6x
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•
100% cash; no financing contingency
•
Customary regulatory approvals
•
Tender of a majority of Official Payments shares outstanding
•
Tender Offer to be initiated on or about October 4, 2013
•
Closing anticipated in Q4 2013
•
Official Payments’ Board of Directors has approved the transaction

Rationale
Official Payments represents attractive enhancement and expansion for our Biller Direct EBPP business line
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SaaS-Based
Recurring
Business Model
Complementary
Solutions
Adds Biller Direct
Vertical Sectors
Value Creation
Opportunity
•
Transaction expected to be accretive to full-year earnings in 2014
•
> 95% Official Payments’ revenue is recurring in nature and generated from a
SaaS solution that complements ACI Worldwide’s UPP enabled cloud-based strategy
•
High customer retention rate of ~98%
•
Provides customers with added control, choice and flexibility
•
Official Payments’ SaaS model complements ACI Worldwide’s direct-to-
biller solutions
•
ACI Worldwide will be able to provide institutions with additional choices in the delivery of bill payment solutions to their end users
•
Expands our capabilities in municipal utilities
•
State and local governments and higher education institutions present a high growth opportunity due to the majority being underserved today by electronic bill payment providers in the face of increasing demand
•
The federal sector offers high growth potential as it is currently less than 2% penetrated by electronic bill payment today with demand for such services increasing
•
Adds full-service Biller Direct electronic bill payment capabilities in federal, state and local governments and higher education sectors

payment systems

$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$35.2
$47.3
$48.8
FY 2011
FY 2012
FY 2013E
Net Revenue

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
FY 2011
FY 2012
FY 2013E
Adj EBITDA

Official Payments Overview
Founded in 1991, Official Payments is a leading full-
service provider of electronic bill payment solutions for
over 3,000 customers across all 50 states, Puerto Rico
and the District of Columbia.
Official Payments provides bill payment capabilities in
the following verticals:
Official Payments’ solutions enable its customers’
consumers to make secure, convenient payments by
credit card, debit card and electronic check via mobile,
web (www.OfficialPayments.com), telephone and point
of sale.
Headquartered in Norcross, GA with offices in Auburn,
AL, San Ramon, CA and Tulsa, OK
~225 full-time employees
Company Overview
Company Overview
Adjusted EBITDA
3
& Margin
4
Adjusted EBITDA
3
& Margin
4
Gross and Net Revenue 1,2
Gross and Net Revenue 1,2
($ in millions)
($ in millions)
1) FY 9/30/2013E Gross Revenue represents Street consensus for Official Payments
2) FY 9/30/2013E Net Revenue calculated based on LTM 6/30/13 Net Revenue Margin %
3) FY 9/30/2013E Adj EBITDA represents Street consensus / management guidance for Official Payments and excludes one-time expenses
4) Adj. EBITDA margin based on Net Revenue
IRS, 23 state governments, the District of Columbia and
Puerto Rico and over 3,000 additional customer
accounts
•
Official Payments is 1 of 3 approved IRS online
payment vendors
~20MM transactions processed, representing $9B in
payments in 2012 (avg. payment size of $453)
Key Statistics
Key Statistics
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$142.5
$135.7
$130.2
10.5% 16.4% Margin -0.3%
$8.0
$5.0
-$0.1
34.9% 34.3% Net Rev Margin 27.0%
• Federal, state and local governments;
• Higher education institutions;
• Municipal utilities; and
• Charitable organizations

Anticipated Next Steps
• ACI Worldwide has entered into a definitive transaction agreement with Official Payments and will commence a cash tender offer to purchase all outstanding shares of common stock of
Official Payments on or about October 4, 2013
• ACI Worldwide will file with the U.S. Securities and Exchange Commission (SEC) a tender offer statement on Schedule TO which sets forth the terms of the tender offer.  Additionally, Official
Payments will file with the SEC a solicitation /recommendation statement on Schedule 14D-9 that includes the unanimous recommendation of Official Payments’ board of directors that
Official Payments stockholders accept the tender offer and tender their shares.
• The tender offer will expire 20 business days after the tender is launched unless extended in accordance with the definitive transaction agreement and the applicable rules and regulations of the SEC
• The closing of the tender offer is subject to customary terms and conditions, including the purchase by ACI Worldwide in the tender offer of a majority of the outstanding shares of
Official Payments common stock on a fully diluted basis, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act
• Shares not purchased in the tender offer will be acquired in a second-step merger at the tender offer price.
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